SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported) August 30, 2001

CWABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-38686	95-4596514

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 225-3237

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES

Item 5. Other Events.

Description of the Mortgage Pool*

     On August 30, 2001, CWABS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of August 1, 2001 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as seller and as master servicer, The Bank of New York, as trustee (the “Trustee”), and BNY Western Trust Company, as co-trustee (the “Co-Trustee”), providing for the issuance of the Company’s Asset-Backed Certificates, Series 2001-3.

*	Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 7, 2001 and the Prospectus Supplement dated August 7, 2001 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-3.

     Mortgage Loan Statistics

     The following tables describe characteristics of the Initial Mortgage Loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.

Mortgage Loan Programs for the Adjustable Rate Initial Mortgage Loans

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Loan Programs	Loans	Outstanding	Outstanding

6-Month LIBOR	14	$2,872,052	2.59%
2-Year/28-Year LIBOR	431	92,136,143	83.06
3-Year/27-Year LIBOR	72	15,914,456	14.35

Total	517	$110,922,651	100.00%

Mortgage Loan Principal Balances for the Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
Range of Mortgage Loan	Mortgage	Balance	Balance
Principal Balances	Loans	Outstanding	Outstanding

Up to $25,000	12	$243,954	0.22%
$25,000.01 to $50,000	93	3,620,440	3.26
$50,000.01 to $75,000	54	3,303,717	2.98
$75,000.01 to $100,000	34	2,951,319	2.66
$100,000.01 to $150,000	32	3,843,257	3.46
$150,000.01 to $200,000	14	2,394,142	2.16
$200,000.01 to $250,000	9	1,968,068	1.77
$250,000.01 to $300,000	71	20,557,676	18.53
$300,000.01 to $350,000	112	36,556,357	32.96
$350,000.01 to $400,000	47	17,748,203	16.00
$400,000.01 to $450,000	23	9,693,961	8.74
$450,000.01 to $500,000	11	5,300,667	4.78
Greater than $500,000	5	2,740,887	2.47

Total	517	$110,922,651	100.00%

*	The average Principal Balance of the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately $214,551.

Mortgage Rates for the Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
Range of Mortgage	Mortgage	Balance	Balance
Rates (%)	Loans	Outstanding	Outstanding

6.501 - 7.000	9	$2,944,284	2.65%
7.001 - 7.500	12	3,748,094	3.38
7.501 - 8.000	46	15,073,919	13.59
8.001 - 8.500	51	16,840,846	15.18
8.501 - 9.000	62	19,661,832	17.73
9.001 - 9.500	54	16,206,935	14.61
9.501 - 10.000	60	14,489,944	13.06
10.001 - 10.500	31	6,860,463	6.18
10.501 - 11.000	27	3,124,835	2.82
11.001 - 11.500	14	1,601,525	1.44
11.501 - 12.000	15	1,640,136	1.48
12.001 - 12.500	22	1,491,966	1.35
12.501 - 13.000	28	1,863,317	1.68
13.001 - 13.500	32	1,947,986	1.76
13.501 - 14.000	24	1,813,351	1.63
14.001 - 14.500	14	841,130	0.76
14.501 - 15.000	6	238,438	0.21
15.001 - 15.500	4	304,063	0.27
15.501 - 16.000	4	148,130	0.13
16.001 - 16.500	1	35,996	0.03
16.501 - 17.000	1	45,461	0.04

Total	517	$110,922,651	100.00%

*	The weighted average Mortgage Rate of the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 9.298% per annum.

Remaining Terms to Stated Maturity for the Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Remaining Term (months)	Loans	Outstanding	Outstanding

121 — 180	1	$45,500	0.04
301 — 360	516	110,877,151	99.96

Total	517	$110,922,651	100.00%

*	The weighted average remaining term to maturity of the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 359 months.

Loan-to-Value Ratios for the Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
Range of Loan-to-Value	Mortgage	Balance	Balance
Ratios (%)	Loans	Outstanding	Outstanding

Up to 50.00	30	$2,373,664	2.14%
50.01 - 55.00	11	1,180,925	1.06
55.01 - 60.00	16	2,214,477	2.00
60.01 - 65.00	43	5,857,310	5.28
65.01 - 70.00	73	9,376,178	8.45
70.01 - 75.00	72	14,575,423	13.14
75.01 - 80.00	121	34,811,091	31.38
80.01 - 85.00	51	14,014,083	12.63
85.01 - 90.00	64	19,583,873	17.66
90.01 - 95.00	8	2,602,353	2.35
95.01 - 100.00	28	4,333,274	3.91

Total	517	$110,922,651	100.00%

*	The weighted average Loan-to-Value Ratio of the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 79.08%.

State Distribution of the Mortgaged Properties for the Initial Mortgage Loans

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
State	Loans	Outstanding	Outstanding

Alabama	2	$51,489	0.05%
Arizona	8	1,159,174	1.05
Arkansas	2	98,700	0.09
California	172	56,479,156	50.92
Colorado	10	1,724,268	1.55
Connecticut	8	2,610,427	2.35
District of Columbia	2	569,362	0.51
Florida	17	2,548,838	2.30
Georgia	6	902,049	0.81
Illinois	8	967,831	0.87
Indiana	17	1,424,584	1.28
Iowa	3	112,171	0.10
Kansas	8	646,918	0.58
Kentucky	5	265,775	0.24
Louisiana	6	639,018	0.58
Maryland	15	3,688,229	3.33
Massachusetts	8	2,113,918	1.91

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
State	Loans	Outstanding	Outstanding

Michigan	26	3,837,809	3.46
Minnesota	5	920,589	0.83
Mississippi	5	305,271	0.28
Missouri	8	498,499	0.45
Montana	2	137,388	0.12
Nebraska	2	145,953	0.13
Nevada	7	1,487,327	1.34
New Hampshire	1	307,600	0.28
New Jersey	12	3,608,631	3.25
New Mexico	5	540,931	0.49
New York	14	2,307,445	2.08
North Carolina	13	2,005,577	1.81
Ohio	3	224,976	0.20
Oklahoma	1	25,500	0.02
Pennsylvania	17	1,671,655	1.51
South Carolina	6	489,939	0.44
Tennessee	5	1,251,142	1.13
Texas	52	7,505,105	6.77
Utah	3	1,032,561	0.93
Virginia	8	1,692,807	1.53
Washington	16	4,428,325	3.99
West Virginia	2	125,150	0.11
Wisconsin	7	370,565	0.33

Total	517	$110,922,651	100.00%

Credit Bureau Risk Scores(1) for the Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
Credit Bureau	Mortgage	Balance	Balance
Risk Scores	Loans	Outstanding	Outstanding

621 or Greater	148	$39,966,418	36.03%
601 - 620	74	20,474,556	18.46
581 - 600	78	20,649,456	18.62
561 - 580	64	13,286,753	11.98
541 - 560	52	6,944,256	6.26
521 - 540	43	4,590,201	4.14
501 - 520	41	3,382,777	3.05
500 or Less	11	888,800	0.80
Not Scored	6	739,742	0.67

Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
Credit Bureau	Mortgage	Balance	Balance
Risk Scores	Loans	Outstanding	Outstanding

Total	517	$110,922,651	100.00%

(1)	The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Initial Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

*	The weighted average Credit Bureau Risk Score of the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 605.

Gross Margins for the Adjustable Rate Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Range of Gross Margins (%)	Loans	Outstanding	Outstanding

3.001 - 4.000	2	$804,568	0.73%
4.001 - 5.000	29	7,495,237	6.76
5.001 - 6.000	120	33,705,268	30.39
6.001 - 7.000	224	49,981,044	45.06
7.001 - 8.000	85	12,871,113	11.60
8.001 - 9.000	37	4,433,066	4.00
9.001 - 10.000	16	1,436,597	1.30
10.001 - 11.000	3	162,158	0.15
11.001 - 12.000	1	33,600	0.03

Total	517	$117,176,197	100.00%

*	The weighted average Gross Margin for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 6.382%.

Next Adjustment Date for the Hybrid Adjustable Rate Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Next Adjustment Date	Loans	Outstanding	Outstanding

December 2002	1	$111,839	0.10%
January 2003	1	294,500	0.27
April 2003	4	628,110	0.58
May 2003	13	3,123,328	2.89
June 2003	51	11,584,033	10.72
July 2003	151	32,071,912	29.68
August 2003	155	33,691,568	31.18
September 2003	55	10,630,854	9.84
April 2004	1	99,813	0.09
May 2004	6	1,258,582	1.16
June 2004	14	3,572,825	3.31
July 2004	21	4,496,234	4.16
August 2004	20	4,305,027	3.98
September 2004	10	2,181,975	2.02

Total	503	$108,050,599	100.00%

*	The weighted average next adjustment date for the Hybrid Adjustable Rate Initial Mortgage Loans is September 3, 2003.

Next Adjustment Date for the Non-Hybrid Adjustable Rate Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Next Adjustment Date	Loans	Outstanding	Outstanding

December 2001	1	$315,616	10.99%
January 2002	5	987,836	34.39
February 2002	7	1,535,300	53.46
March 2002	1	33,300	1.16

Total	14	$2,872,052	100.00%

*	The weighted average next adjustment date for the Non-Hybrid Adjustable Rate Initial Mortgage Loans is January 14, 2002.

Maximum Rates for the Adjustable Rate Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Range of Maximum Rates (%)	Loans	Outstanding	Outstanding

13.001 - 14.000	16	$5,414,156	4.88%
14.001 - 15.000	62	20,352,445	18.35
15.001 - 16.000	118	36,185,383	32.62
16.001 - 17.000	110	29,195,065	26.32
17.001 - 18.000	51	8,345,835	7.52
18.001 - 19.000	28	3,028,337	2.73
19.001 - 20.000	49	3,300,618	2.98
20.001 - 21.000	53	3,487,593	3.14
21.001 - 22.000	20	1,079,568	0.97
22.001 - 23.000	8	452,194	0.41
23.001 - 24.000	2	81,457	0.07

Total	517	$110,922,651	100.00	%0.41

•	The weighted average Maximum Rate for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 16.175%.

Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Initial Periodic Rate Cap (%)	Loans	Outstanding	Outstanding

1.000	60	$15,304,495	13.80%
1.500	397	81,776,155	73.72
2.000	2	451,320	0.41
3.000	58	13,390,681	12.07

Total	517	$110,922,651	100.00%

*	The weighted average Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 1.614%.

Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
Subsequent Periodic	Mortgage	Balance	Balance
Rate Cap (%)	Loans	Outstanding	Outstanding

1.000	63	$14,741,617	13.29%
1.500	454	96,181,034	86.71

Total	517	$110,922,651	100.00%

*	The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 1.434%.

Minimum Mortgage Rates for the Adjustable Rate Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
Range of Minimum	Mortgage	Balance	Balance
Mortgage Rates (%)	Loans	Outstanding	Outstanding

5.001 - 6.000	2	$808,664	0.73%
6.001 - 7.000	10	3,224,097	2.91
7.001 - 8.000	57	18,412,887	16.60
8.001 - 9.000	112	36,103,140	32.55
9.001 - 10.000	114	30,696,879	27.67
10.001 - 11.000	58	9,985,298	9.00
11.001 - 12.000	28	2,961,849	2.67
12.001 - 13.000	50	3,355,283	3.02
13.001 - 14.000	56	3,761,337	3.39
14.001 - 15.000	20	1,079,568	0.97
15.001 - 16.000	8	452,194	0.41
16.001 - 17.000	2	81,457	0.07

Total	517	$110,922,651	100.00%

*	The weighted average Minimum Mortgage Rate for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 9.264%.

Mortgage Loan Programs for the Fixed Rate Initial Mortgage Loans

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Loan Programs	Loans	Outstanding	Outstanding

Fixed 15-Year	32	$1,347,881	1.35%
Fixed 20-Year	1	80,334	0.08
Fixed 30-Year	187	47,009,127	47.24
Fixed 30-Year/15-Year Balloon	17	1,796,257	1.81
Fixed 10-Year Second Lien	29	770,766	0.77
Fixed 15-Year Second Lien	489	15,982,149	16.06
Fixed 20-Year Second Lien	31	1,139,411	1.15
Fixed 30-Year/15-Year Balloon Second Lien	51	2,118,537	2.13
Fixed 15-Year Credit Comeback	42	2,012,025	2.02
Fixed 30-Year Credit Comeback	162	$27,254,276	27.39

Total	1,041	$99,510,764	100.00%

Mortgage Loan Principal Balances for the Fixed Rate Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
Range of Mortgage Loan	Mortgage	Balance	Balance
Principal Balances	Loans	Outstanding	Outstanding

Up to $25,000	331	$6,172,269	6.20%
$25,000.01 to $50,000	329	11,856,519	11.91
$50,000.01 to $75,000	129	7,914,711	7.95
$75,000.01 to $100,000	43	3,735,465	3.75
$100,000.01 to $150,000	12	1,383,824	1.39
$150,000.01 to $200,000	4	684,258	0.69
$200,000.01 to $250,000	1	215,868	0.22
$250,000.01 to $300,000	51	14,680,553	14.75
$300,000.01 to $350,000	69	22,363,868	22.47
$350,000.01 to $400,000	32	12,023,640	12.08
$400,000.01 to $450,000	21	8,931,439	8.98
$450,000.01 to $500,000	14	6,716,011	6.75
Greater than $500,000	5	2,832,340	2.85

Total	1,041	$99,510,764	100.00%

*	The average Principal Balance of the Fixed Rate Initial Mortgage Loans as of the Cut-off Date was approximately $95,592.

Mortgage Rates for the Fixed Rate Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Range of Mortgage Rates (%)	Loans	Outstanding	Outstanding

6.501 - 7.000	3	$1,054,184	1.06%
7.001 - 7.500	9	3,440,215	3.46
7.501 - 8.000	63	22,367,582	22.48
8.001 - 8.500	27	8,877,127	8.92
8.501 - 9.000	50	14,023,229	14.09
9.001 - 9.500	32	9,001,957	9.05
9.501 - 10.000	36	6,950,053	6.98
10.001 - 10.500	43	3,334,678	3.35
10.501 - 11.000	31	2,325,745	2.34
11.001 - 11.500	33	1,408,601	1.42
11.501 - 12.000	64	3,356,413	3.37
12.001 - 12.500	57	2,429,027	2.44
12.501 - 13.000	75	2,949,361	2.96
13.001 - 13.500	87	3,717,267	3.74
13.501 - 14.000	253	8,754,479	8.80
14.001 - 14.500	61	2,137,918	2.15
14.501 - 15.000	36	1,067,988	1.07
15.001 - 15.500	33	1,083,713	1.09
15.501 - 16.000	16	446,292	0.45
16.001 - 16.500	11	285,164	0.29
16.501 - 17.000	8	252,409	0.25
17.001 - 17.500	10	194,989	0.20
17.501 - 18.000	1	17,000	0.02
20.001 - 20.500	2	35,373	0.04

Total	1,041	$99,510,764	100.00%

*	The weighted average Mortgage Rate of the Fixed Rate Initial Mortgage Loans as of the Cut-off Date was approximately 10.000% per annum.

Remaining Terms to Stated Maturity for the Fixed Rate Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Remaining Term (months)	Loans	Outstanding	Outstanding

1 — 120	29	$770,766	0.77%
121 — 180	632	23,268,790	23.38
181 — 300	32	1,219,745	1.23
301 — 360	348	74,251,464	74.62

Total	1,041	$99,510,764	100.00%

*	The weighted average remaining term to maturity of the Fixed Rate Initial Mortgage Loans as of the Cut-off Date was approximately 314 months.

Loan-to-Value Ratios(1) for the Fixed Rate Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
Range of Loan-to-Value	Mortgage	Balance	Balance
Ratios (%)	Loans	Outstanding	Outstanding

Up to 50.00	92	$4,879,848	4.90%
50.01 - 55.00	19	2,016,529	2.03
55.01 - 60.00	27	2,165,063	2.18
60.01 - 65.00	55	6,609,359	6.64
65.01 - 70.00	84	9,631,652	9.68
70.01 - 75.00	109	16,255,479	16.34
75.01 - 80.00	137	21,238,131	21.34
80.01 - 85.00	125	13,770,619	13.84
85.01 - 90.00	117	12,009,016	12.07
90.01 - 95.00	31	2,658,956	2.67
95.01 - 100.00	240	8,023,091	8.06
100.01 - 105.00	5	253,021	0.25

Total	1,041	$99,510,764	100.00%

(1)	Includes Combined Loan-to-Value Ratios for Second Lien Loans.

*	The weighted average Loan-to-Value Ratio of the Fixed Rate Initial Mortgage Loans as of the Cut-off Date was approximately 76.97%.

State Distribution of the Mortgaged Properties for the Fixed Rate Initial Mortgage Loans

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
State	Loans	Outstanding	Outstanding

Alabama	2	$71,600	0.07%
Arizona	21	1,163,463	1.17
Arkansas	4	165,963	0.17
California	333	50,686,920	50.94
Colorado	21	1,028,942	1.03
Connecticut	9	591,595	0.59
Delaware	1	53,514	0.05
District of Columbia	9	2,694,439	2.71
Florida	56	2,360,567	2.37
Georgia	41	2,549,683	2.56
Hawaii	2	123,551	0.12
Idaho	12	377,142	0.38
Illinois	25	1,480,586	1.49
Indiana	25	1,044,460	1.05
Iowa	5	141,159	0.14
Kentucky	11	715,479	0.72
Louisiana	16	890,893	0.90
Maine	5	780,075	0.78
Maryland	13	1,051,378	1.06
Massachusetts	49	3,591,557	3.61
Michigan	35	2,575,085	2.59
Minnesota	9	323,720	0.33
Mississippi	7	172,491	0.17
Missouri	29	948,789	0.95
Montana	1	15,288	0.02
Nebraska	2	46,608	0.05
Nevada	13	380,364	0.38
New Hampshire	5	618,866	0.62
New Jersey	21	1,924,804	1.93
New Mexico	4	105,090	0.11
New York	32	4,877,869	4.90
North Carolina	8	1,260,138	1.27
Ohio	32	1,205,616	1.21
Oklahoma	10	808,295	0.81
Oregon	4	81,315	0.08
Pennsylvania	24	716,601	0.72
Rhode Island	1	15,000	0.02
South Carolina	10	967,753	0.97

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
State	Loans	Outstanding	Outstanding

Tennessee	23	1,374,953	1.38
Texas	24	2,702,301	2.72
Utah	11	1,172,315	1.18
Vermont	1	31,000	0.03
Virginia	30	2,733,909	2.75
Washington	35	2,624,229	2.64
West Virginia	1	24,900	0.03
Wisconsin	9	240,502	0.24

Total	1,041	$99,510,764	100.00%

Credit Bureau Risk Scores(1) for the Fixed Rate Initial Mortgage Loans*

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Credit Bureau Risk Scores	Loans	Outstanding	Outstanding

621 or Greater	476	$42,495,837	42.70%
601 - 620	205	20,648,021	20.75
581 - 600	117	14,315,918	14.39
561 - 580	99	9,403,848	9.45
541 - 560	57	7,136,647	7.17
521 - 540	55	3,868,868	3.89
501 - 520	22	940,767	0.95
500 or Less	6	518,769	0.52
Not Scored	4	182,088	0.18

Total	1,041	$99,510,764	100.00%

(1)	The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Initial Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

*	The weighted average Credit Bureau Risk Score of the Fixed Rate Initial Mortgage Loans as of the Cut-off Date was approximately 612.

Types of Mortgaged Properties for the Initial Mortgage Loans

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Property Type	Loans	Outstanding	Outstanding

Single-Family Dwelling	1,318	$173,511,481	82.45%
Two- to Four-Family Home	19	2,100,823	1.00
Planned Unit Developments	149	26,212,772	12.46
Low-Rise Condominiums	60	7,228,160	3.43
High-Rise Condominiums	2	684,202	0.33
Manufacturing Mobile Homes	10	695,977	0.33

Total	1,558	$210,433,415	100.00%

Occupancy Types for the Initial Mortgage Loans(1)

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Occupancy	Loans	Outstanding	Outstanding

Owner Occupied	1,529	207,778,606	98.74%
Non-Owner Occupied	26	1,799,546	0.86
Second Home	3	855,263	0.41

Total	1,558	$210,433,415	100.00%

(1)	Based on representations by the Mortgagors at the time of origination of the related Initial Mortgage Loans.

Loan Purposes for the Initial Mortgage Loans

			Percent of
		Aggregate	Aggregate
	Number of	Principal	Principal
	Mortgage	Balance	Balance
Loan Purpose	Loans	Outstanding	Outstanding

Purchase	647	$62,561,580	29.73%
Refinance — Rate/Term	251	27,608,197	13.12
Refinance — Cash Out	660	120,263,638	57.15

Total	1,558	$210,433,415	100.00%

Credit Grade Categories for the Initial Mortgage Loans(1)

				Percent of
			Aggregate	Aggregate
		Number of	Principal	Principal
		Mortgage	Balance	Balance
Credit Grade Category		Loans	Outstanding	Outstanding

A		854	$120,674,561	57.35%
A–		233	43,120,121	20.49
B		165	17,870,478	8.49
C		168	20,008,381	9.51
C–		89	5,408,851	2.57
D		49	3,351,023	1.59

	Total	1,558	$210,433,415	100.00%

(1)	Although the Mortgage Loans were originated by various originators under differing underwriting guidelines, the Statistical Calculation Pool Mortgage Loans loosely correspond to the Countrywide credit grades shown in this table. See “The Mortgage Pool — Underwriting Standards” in the Prospectus Supplement dated August 7, 2001 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-3.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWABS, INC.

By: /s/ Josh Adler Name: Josh Adler Title: Vice President

Dated: October 18, 2001